N-SAR Item 77Q(3) Exhibit
     Certification

     I, Carol A. Kosel, certify that:





1.I have reviewed this report on Form N-SAR of Evergreen  Equity Trust;





2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2( c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclo sure controls and procedures based on our evaluationas of the Evaluation Date;





5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:






     Carol A. Kosel
     Principal Financial Officer
     Evergreen Investment

 N-SAR Item 77Q(3) Exhibit
     Certification

     I, William M. Ennis, certify that:





1.I have reviewed this report on Form N-SAR of Evergreen Equity Trust;





2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations and changes in net assets of the registrant as of, and for, the periods presented in this report;

4.The  registrant's  other  certifying   officers  and  I  are  responsible  for
establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2( c) under the Investment Company Act) for the registrant and have:

a.designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c.presented in this report our conclusions about the effectiveness of the disclo sure controls and procedures based on our evaluationas of the Evaluation Date;





5.The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

a.All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b.Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     Date:






     William M. Ennis
     Principal Executive Officer
     Evergreen Investments

     Because the electronic format of filing Form N-SAR does not provide adequate space for responding to Items 72DD, 73A, 74U and 74V correctly, the correct answers are as follows:

     Evergreen Aggressive Growth Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             9,608,149         11.27


     Class B      0                 0.00             4,258,264         10.37


     Class C      0                 0.00             583,883  10.33


     Class I      0                 0.00             1,176,586         11.65





     Evergreen Capital Growth Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             10,119,801        16.80


     Class B      0                 0.00             8,843,941         16.43


     Class C      0                 0.00             10,469,483        15.36


     Class I      0                 0.00             393,082  17.02


     Evergreen Emerging Growth Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             154,113,029       2.98


     Class B      0                 0.00             7,305,739         2.84


     Class C      0                 0.00             1,237,282         2.85


     Class I      0                 0.00             523,950  3.03


     Evergreen Growth Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             4,669,465         10.66


     Class B      0                 0.00             1,224,807         9.86


     Class C      0                 0.00             20,231,956        9.84


     Class I      0                 0.00             12,885,678        10.82


     Evergreen Stock Selector Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      159,690  0.07             3,630,030         9.70


     Class B      0                 0.00             1,199,238         9.36


     Class C      0                 0.00             52,875            9.53


     Class I      7,110,263         0.10             82,658,663        9.74


     Class IS     5,172             0.07             79,482            9.70





     Evergreen Premier 20 Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             14,690,428        4.07


     Class B      0                 0.00             1,174,250         4.00


     Class C      0                 0.00             435,939  4.02


     Class I      0                 0.00             13,898            4.08























     Evergreen Large Company Growth Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             83,726,467        4.68


     Class B      0                 0.00             5,414,391         4.47


     Class C      0                 0.00             1,227,253         4.47


     Class I      0                 0.00             466,207  4.64


     Evergreen Omega Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             22,416,490        16.69


     Class B      0                 0.00             35,467,616        15.10


     Class C      0                 0.00             8,347,689         15.14


     Class I      0                 0.00             681,177  16.91


     Evergreen Masters Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             10,082,137        5.70


     Class B      0                 0.00             10,696,346        5.53


     Class C      0                 0.00             1,082,624         5.53


     Class I      0                 0.00             105,184  5.75


     Evergreen Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             7,962,413         8.92


     Class B      0                 0.00             19,912,431        8.43


     Class C      0                 0.00             451,420  8.42


     Class I      0                 0.00             23,586,853        9.14


     Evergreen Tax Strategic Equity Fund

                  72DD              73A              74U               74V


                  Dollar            Per Share        Shares


                  Distributions     Distributions    Outstanding       NAV
     ---------------------------------------------------------------------



     Class A      0                 0.00             268,045  9.27

     Class B      0                 0.00             696,252  9.01


     Class C      0                 0.00             302,033  9.02


     Class I      0                 0.00             2,672             9.39